                                                                    EXHIBIT 23.1

                            CONSENT OF LEGAL COUNSEL

      We consent to the reference to us in this Amendment No. 4 to Registration Statement of Muslim Media Network, Inc. on Form SB-2, under the heading "Interest of Named Experts and Counsel" in the Prospectus, which is part of the Registration Statement.

                                 Driggers, Schultz & Herbst

                                 /s/ Driggers, Schultz & Herbst
                                 November 11, 2005